IFRS 7 Disclosure	6 Months Ended
Apr. 30, 2021
Text block [abstract]
IFRS 7 Disclosure
Management of risk
Our approach to management of risk has not changed significantly from that described on pages 43 to 82 of our 2020 Annual Report.
Risk overview
CIBC faces a wide variety of risks across all of its areas of business. Identifying and understanding risks and their impact allows CIBC to frame its risk appetite and risk management practices. Defining acceptable levels of risk, and establishing sound principles, policies and practices for managing risks, is fundamental to achieving consistent and sustainable long-term performance, while remaining within our risk appetite.

Our risk appetite defines tolerance levels for various risks. This is the foundation for our risk management culture and our risk management framework.
Our risk management framework includes:
•	CIBC, SBU and functional group-level risk appetite statements;
•	Risk frameworks, policies, procedures and limits to align activities with our risk appetite;
•	Regular risk reports to identify and communicate risk levels;
•	An independent control framework to identify and test the design and operating effectiveness of our key controls;
•	Stress testing to consider the potential impact of changes in the business environment on capital, liquidity and earnings;
•	Proactive consideration of risk mitigation options in order to optimize results; and
•	Oversight through our risk-focused committees and governance structure.
Managing risk is a shared responsibility at CIBC. Business units and risk management professionals work in collaboration to ensure that business strategies and activities are consistent with our risk appetite. CIBC’s approach to enterprise-wide risk management aligns with the three lines of defence model:
(i)
As the first line of defence, CIBC’s SBUs and functional groups own the risks and are accountable and responsible for identifying and assessing risks inherent in their activities in accordance with the CIBC risk appetite. In addition, they establish and maintain controls to mitigate such risks. The first line of defence may include governance groups within the relevant area to facilitate the control framework and other risk-related processes. Control groups provide subject matter expertise to the business lines and/or implement and maintain enterprise-wide control programs and activities. While control groups collaborate with the lines of business in identifying and managing risk, they also challenge risk decisions and risk mitigation strategies.

(ii)
The second line of defence is independent from the first line of defence and provides an enterprise-wide view of specific risk types, guidance and effective challenge to risk and control activities. Risk Management is the primary second line of defence. Risk Management may leverage or rely on subject matter expertise of other groups (e.g., third parties or control groups) to better inform their independent assessments, as appropriate.

(iii)
As the third line of defence, CIBC’s internal audit function provides reasonable assurance to senior management and the Audit Committee of the Board of Directors (the Board) on the effectiveness of CIBC’s governance practices, risk management processes, and internal controls as a part of its risk-based audit plan and in accordance with its mandate as described in the Internal Audit Charter.

A strong risk culture and communication between the three lines of defence are important characteristics of effective risk management.
We continuously monitor our risk profile against our defined risk appetite and related limits, taking action as needed to maintain an appropriate balance of risk and return. Monitoring our risk profile includes forward-looking analysis of sensitivity to local and global market factors, economic conditions, and geo-political
and regulatory environments that influence our overall risk profile.
Regular and transparent risk reporting and discussion at senior management committees facilitates communication of risks and discussion of risk management strategies across the organization.

Credit risk

Credit risk is the risk of financial loss due to a borrower or counterparty failing to meet its obligations in accordance with contractual terms.
Credit risk arises out of the lending businesses in each of our SBUs. Other sources of credit risk consist of our trading activities, which include our over-the-counter
(OTC) derivatives, debt securities, and our repo-style transaction activity. In addition to losses on the default of a borrower or counterparty, unrealized gains or losses may occur due to changes in the credit spread of the counterparty, which could impact the carrying or fair value of our assets.
Exposure to credit risk

$ millions, as at	2021 Apr. 30	2020 Oct. 31
Business and government portfolios – advanced internal ratings-based approach (AIRB)
Drawn	$231,091	$248,265
Undrawn commitments	64,009	59,379
Repo-style transactions	221,772	202,809
Other off-balance sheet	78,971	75,399
OTC derivatives	17,521	18,850
Gross exposure at default (EAD) on business and government portfolios	613,364	604,702
Less: Collateral held for repo-style transactions	204,935	187,832
Net EAD on business and government portfolios	408,429	416,870
Retail portfolios – AIRB approach
Drawn	279,121	265,097
Undrawn commitments	92,093	87,294
Other off-balance sheet	335	306
Gross EAD on retail portfolios	371,549	352,697
Standardized portfolios (1)	79,639	79,350
Securitization exposures – AIRB approach	10,396	12,276
Gross EAD	$1,074,948	$1,049,025
Net EAD	$870,013	$861,193
(1)
Includes $69.0 billion relating to business and government loans (October 31, 2020: $69.7 billion), $5.9 billion (October 31, 2020: $6.2 billion) relating to retail portfolios, and $4.8 billion (October 31, 2020: $3.5 billion) relating to securitization exposures. Our business and government loans under the standardized approach consist of $43.3 billion (October 31, 2020: $45.7 billion) to corporates, $24.1 billion (October 31, 2020: $22.7 billion) to sovereigns, and $1.6 billion (October 31, 2020: $1.3 billion) to banks.

Trading credit exposure
We have trading credit exposure (also called counterparty credit exposure) that arises from our OTC derivatives and our repo-style transactions. The nature of our derivatives exposure and how it is mitigated is described in Note 13 to the consolidated financial statements included in our 2020 Annual Report. Our repo-style transactions consist of our securities bought or sold under repurchase agreements, and our securities borrowing and lending activity.
The following table shows the rating profile of OTC derivative mark-to-market
(MTM) receivables:

$ billions, as at	2021 Apr. 30		2020 Oct. 31 (1)
	Exposure (2)
Investment grade	$8.67	77.0%	$7.45	74.8%
Non-investment grade	2.48	22.0	2.40	24.1
Watch list	0.10	0.9	0.10	1.0
Default	0.01	0.1	0.01	0.1
	$11.26	100.0%	$9.96	100.0%
(1)	Restated from amounts previously presented.
(2)	MTM of OTC derivative contracts is after the impact of master netting agreements, but before any collateral.

Loans contractually past due but not impaired
This comprises loans where repayment of principal or payment of interest is contractually in arrears. The following table provides an aging analysis of the contractually past due loans. Most risk rated business and government loans that were contractually past due at the time relief was provided pursuant to payment deferral programs were presented in the aging category that applied at the time deferrals were granted during the period of the deferral. Other business and government loans, credit cards, personal loans and residential mortgages that were subject to a payment deferral program were generally presented in the aging category that applied as at March 31, 2020 during the period of the deferral, which approximated the time when the majority of the deferrals were granted. Loans that have exited a deferral program generally continue to age based on the status that was applied at the beginning of the program to the extent a payment has not been made.

$ millions, as at			2021 Apr. 30	2020 Oct. 31 (1)
	31 to 90 days	Over 90 days	Total	Total
Residential mortgages	$672	$–	$672	$1,152
Personal	159	–	159	222
Credit card	125	78	203	321
Business and government	301	–	301	281
	$1,257	$78	$1,335	$1,976
(1)	Excludes loans past due less than 30 days as such loans are not indicative of an impairment in creditor ability to repay.

Market risk

Market risk is the risk of economic or financial loss in our trading and non-trading
portfolios from adverse changes in underlying market factors, including interest rates, foreign exchange rates, equity market prices, commodity prices, credit spreads, and customer behaviour for retail products. Market risk arises in CIBC’s trading and treasury activities, and encompasses all market-related positioning and market-making activity.
The trading book consists of positions in financial instruments and commodities held to meet the near-term needs of our clients.
The
non-trading
book consists of positions in various currencies that are related to asset/liability management and investment activities.

Trading activities
We hold positions in traded financial contracts to meet client investment and risk management needs. Trading revenue (net interest income or non-interest
income) is generated from these transactions. Trading instruments are recorded at fair value and include debt and equity securities, as well as interest rate, foreign exchange, equity, commodity, and credit derivative products.
Value-at-risk
Our
value-at-risk
(VaR) methodology is a statistical technique that measures the potential overnight loss at a 99% confidence level. We use a full revaluation historical simulation methodology to compute VaR, stressed VaR and other risk measures.
The following three tables show VaR, stressed VaR and incremental risk charge (IRC) for our trading activities based on risk type under an internal models approach.
Average total VaR for the three months ended April 30, 2021 was down $1.0 million from the prior quarter, driven primarily by an increase in diversification benefit and a decrease in foreign exchange risk, partially offset by an increase interest rate and credit spread risks.
Average stressed total VaR for the three months ended April 30, 2021 was down
$0.9
 million from the prior quarter, driven by a decrease in foreign exchange risk. For the periods presented, our Stressed VaR windows were in the 2008-2009 Global Financial Crisis period. This historical period exhibited not only increased volatility in interest rates but also increased volatility in equity prices, combined with a reduction in the level of interest rates, and an increase in credit spreads.
Average IRC for the three months ended April 30, 2021 was up $27.0 million from the prior quarter, partially due to an increase in inventory of corporate bonds.

VaR by risk type – trading portfolio

						As at or for the three months ended			As at or for the six months ended
$ millions				2021 Apr. 30		2021 Jan. 31		2020 Apr. 30	2021 Apr. 30	2020 Apr. 30
	High	Low	As at	Average	As at	Average	As at	Average	Average	Average
Interest rate risk	$12.0	$4.1	$10.3	$7.5	$5.2	$6.6	$7.4	$5.3	$7.1	$5.9
Credit spread risk	11.8	6.1	9.4	8.9	8.8	8.0	8.7	6.4	8.5	4.1
Equity risk	5.3	3.0	3.3	3.7	3.7	3.4	4.7	5.0	3.5	3.7
Foreign exchange risk	1.7	0.7	1.1	1.2	1.4	1.7	1.7	1.4	1.4	2.0
Commodity risk	5.2	1.1	1.1	3.1	3.2	3.1	7.9	2.6	3.1	2.8
Debt specific risk	5.7	2.1	3.5	3.5	4.1	3.2	2.5	2.2	3.3	2.1
Diversification effect (1)	n/m	n/m	(21.5)	(21.1)	(19.4)	(18.2)	(19.8)	(11.0)	(19.6)	(11.7)
Total VaR (one-day measure)	$10.0	$4.6	$7.2	$6.8	$7.0	$7.8	$13.1	$11.9	$7.3	$8.9
(1)	Total VaR is less than the sum of the VaR of the different market risk types due to risk offsets resulting from a portfolio diversification effect.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.
Stressed VaR by risk type – trading portfolio

						As at or for the three months ended			As at or for the six months ended
$ millions				2021 Apr. 30		2021 Jan. 31		2020 Apr. 30	2021 Apr. 30	2020 Apr. 30
	High	Low	As at	Average	As at	Average	As at	Average	Average	Average
Interest rate risk	$39.8	$13.6	$31.3	$23.7	$25.7	$24.4	$18.2	$17.7	$24.0	$22.7
Credit spread risk	12.1	5.7	6.8	8.9	10.2	9.8	9.2	10.1	9.3	10.1
Equity risk	14.8	2.5	6.4	8.1	13.6	8.9	3.7	7.2	8.5	4.7
Foreign exchange risk	12.1	0.2	2.1	2.4	15.7	10.7	11.8	6.7	6.5	8.9
Commodity risk	11.1	1.5	2.6	3.1	2.0	2.3	3.6	4.4	2.7	5.4
Debt specific risk	6.8	4.1	5.5	5.2	6.3	5.8	4.6	5.4	5.5	5.2
Diversification effect (1)	n/m	n/m	(27.5)	(25.2)	(43.5)	(34.8)	(28.8)	(29.8)	(29.9)	(36.7)
Stressed total VaR (one-day measure)	$40.0	$17.6	$27.2	$26.2	$30.0	$27.1	$22.3	$21.7	$26.6	$20.3
(1)	Stressed total VaR is less than the sum of the VaR of the different market risk types due to risk offsets resulting from a portfolio diversification effect.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.
Incremental risk charge – trading portfolio

						As at or for the three months ended			As at or for the six months ended

$ millions				2021 Apr. 30		2021 Jan. 31		2020 Apr. 30	2021 Apr. 30	2020 Apr. 30
	High	Low	As at	Average	As at	Average	As at	Average	Average	Average
Default risk	$208.8	$113.5	$152.3	$144.2	$130.5	$113.1	$128.9	$146.9	$128.9	$152.2
Migration risk	74.9	43.5	67.5	55.0	50.5	59.1	79.7	82.3	57.0	76.3
IRC (one-year measure) (1)	$266.4	$164.3	$219.8	$199.2	$181.0	$172.2	$208.6	$229.2	$185.9	$228.5
(1)	High and low IRC are not equal to the sum of the constituent parts, because the highs and lows of the constituent parts may occur on different days.

Non-trading

activities
Structural interest rate risk (SIRR)
SIRR primarily consists of the risk arising due to mismatches in assets and liabilities, which do not arise from trading and trading-related businesses. The objective of SIRR management is to lock in product margins and deliver stable and predictable net interest income over time, while managing the risk to the economic value of our assets arising from changes in interest rates.
SIRR results from differences in the maturities or repricing dates of assets and liabilities, both on-

and

off-balance

sheet, as well as from embedded optionality in retail products, and other product features that could affect the expected timing of cash flows, such as options to pre-pay

loans or redeem term deposits prior to contractual maturity. A number of assumptions affecting cash flows, product re-pricing

and the administration of rates underlie the models used to measure SIRR. The key assumptions pertain to the expected funding profile of mortgage rate commitments, fixed rate loan prepayment behaviour, term deposit redemption behaviour, the treatment of non-maturity

deposits and equity. All assumptions are derived empirically based on historical client behaviour, balance sheet composition and product pricing with the consideration of possible forward-looking changes. All models and assumptions used to measure SIRR are subject to independent oversight by Risk Management. A variety of cash instruments and derivatives, primarily interest rate swaps, are used to manage these risks.
The following table shows the potential

before-tax

impact of an immediate and sustained 100 basis points increase and 25 basis points decrease in interest rates on projected

12-month

net interest income and economic value of equity for our structural balance sheet, assuming no subsequent hedging. While an immediate and sustained shock of 100 basis points is typically applied, and notwithstanding the possibility of negative rates, due to the low interest rate environment in both Canada and the U.S. at the end of the quarter, an immediate downward shock of 25 basis points was applied while maintaining a floor on market and client interest rates at zero.
Structural interest rate sensitivity – measures

$ millions (pre-tax), as at		2021 Apr. 30		2021 Jan. 31		2020 Apr. 30
	CAD (1)	USD	CAD (1)	USD	CAD (1)	USD
100 basis point increase in interest rates
Increase (decrease) in net interest income	$362	$77	$384	$42	$296	$47
Increase (decrease) in present value of shareholders’ equity	(608)	(288)	(564)	(365)	(579)	(257)
25 basis point decrease in interest rates
Increase (decrease) in net interest income	(148)	(50)	(122)	(66)	(92)	(70)
Increase (decrease) in present value of shareholders’ equity	83	27	77	40	107	(12)
(1)	Includes CAD and other currency exposures.

Liquidity ris
k

Liquidity risk is the risk of having insufficient cash or its equivalent in a timely and cost-effective manner to meet financial obligations as they come due. Common sources of liquidity risk inherent in banking services include unanticipated withdrawals of deposits, the inability to replace maturing debt, credit and liquidity commitments, and additional pledging or other collateral requirements.

CIBC’s approach to liquidity risk management supports our business strategy, aligns with our risk appetite and adheres to regulatory expectations.
Our management strategies, objectives and practices are regularly reviewed to align with changes to the liquidity environment, including regulatory, business and/or market developments. Liquidity risk remains within CIBC’s risk appetite.

Liquid assets
Available liquid assets include unencumbered cash and marketable securities from on-

and

off-balance

sheet sources that can be used to access funding in a timely fashion. Encumbered liquid assets, composed of assets pledged as collateral and those assets that are deemed restricted due to legal, operational, or other purposes, are not considered as sources of available liquidity when measuring liquidity risk.
Encumbered and unencumbered liquid assets from

on-

and

off-balance

sheet sources are summarized as follows:

$ millions, as at		Bank owned liquid assets	Securities received as collateral	Total liquid assets	Encumbered liquid assets	Unencumbered liquid assets (1)
2021	Cash and deposits with banks	$47,197	$–	$47,197	$283	$46,914
Apr. 30	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	109,774	99,748	209,522	126,679	82,843
	Other debt securities	4,779	3,969	8,748	2,401	6,347
	Equities	36,398	20,191	56,589	23,667	32,922
	Canadian government guaranteed National Housing Act mortgage-backed securities	37,459	317	37,776	13,577	24,199
	Other liquid assets (2)	14,409	3,164	17,573	8,013	9,560
		$250,016	$127,389	$377,405	$174,620	$202,785
2020	Cash and deposits with banks	$62,518	$–	$62,518	$133	$62,385
Oct. 31	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	112,403	92,202	204,605	108,425	96,180
	Other debt securities	4,798	4,288	9,086	2,603	6,483
	Equities	27,169	15,924	43,093	21,449	21,644
	Canadian government guaranteed National Housing Act mortgage-backed securities	40,592	895	41,487	13,084	28,403
	Other liquid assets (2)	10,909	2,109	13,018	5,441	7,577
		$258,389	$115,418	$373,807	$151,135	$222,672
(1)	Unencumbered liquid assets are defined as on-balance sheet assets, assets borrowed or purchased under resale agreements, and other off-balance sheet collateral received less encumbered liquid assets.
(2)	Includes cash pledged as collateral for derivatives transactions, select asset-backed securities and precious metals.

Asset encumbrance

In the course of CIBC’s

day-to-day

operations, securities and other assets are pledged to secure obligations, participate in clearing and settlement systems and other collateral management purposes.

Restrictions on the flow of funds
Our subsidiaries are not subject to significant restrictions that would prevent transfers of funds, dividends or capital distributions. However, certain subsidiaries have different capital and liquidity requirements, established by applicable banking and securities regulators.
We monitor and manage our capital and liquidity requirements across these entities to ensure that resources are used efficiently and entities are in compliance with local regulatory and policy requirements.
Funding

CIBC funds its operations with client-sourced deposits, supplemented with a wide range of wholesale funding.
CIBC’s principal approach aims to fund its consolidated balance sheet with deposits primarily raised from personal and commercial banking channels. CIBC maintains a foundation of relationship-based core deposits, whose stability is regularly evaluated through internally developed statistical assessments.
We routinely access a range of short-term and long-term secured and unsecured funding sources diversified by geography, depositor type, instrument, currency and maturity. We raise long-term funding from existing programs including covered bonds, asset securitizations and unsecured debt.
CIBC continuously evaluates opportunities to diversify into new funding products and investor segments in an effort to maximize funding flexibility and minimize concentration and financing costs. We regularly monitor wholesale funding levels and concentrations to internal limits consistent with our desired liquidity risk profile.
GALCO and RMC review and approve CIBC’s funding plan, which incorporates projected asset and liability growth, funding maturities, and output from our liquidity position forecasting.

Assets and liabilities
The following table provides the contractual maturity profile of our on-balance

sheet assets, liabilities and equity at their carrying values. Contractual analysis is not representative of CIBC’s liquidity risk exposure, however this information serves to inform CIBC’s management of liquidity risk, and provide input when modelling a behavioural balance sheet.

$ millions, as at April 30, 2021	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity	Total
Assets
Cash and non-interest-bearing deposits with banks (1)	$26,924	$–	$–	$–	$–	$–	$–	$–	$–	$26,924
Interest-bearing deposits with banks	20,273	–	–	–	–	–	–	–	–	20,273
Securities	3,936	4,605	5,353	5,118	5,010	17,231	45,282	31,337	37,250	155,122
Cash collateral on securities borrowed	11,573	–	–	–	–	–	–	–	–	11,573
Securities purchased under resale agreements	33,633	18,345	6,273	2,191	2,652	12	–	–	–	63,106
Loans
Residential mortgages	1,825	4,714	11,214	10,898	9,583	46,977	141,895	7,641	–	234,747
Personal	1,171	832	1,112	1,051	1,251	500	3,498	3,874	29,082	42,371
Credit card	223	447	670	670	670	2,679	5,274	–	–	10,633
Business and government	18,864	6,566	5,682	6,230	8,696	24,331	41,967	15,999	8,232	136,567
Allowance for credit losses	–	–	–	–	–	–	–	–	(3,200)	(3,200)
Derivative instruments	2,078	4,225	3,603	3,902	1,636	4,355	7,313	8,201	–	35,313
Customers’ liability under acceptances	9,795	1,171	20	–	16	–	–	–	–	11,002
Other assets	–	–	–	–	–	–	–	–	38,447	38,447
	$130,295	$40,905	$33,927	$30,060	$29,514	$96,085	$245,229	$67,052	$109,811	$782,878
October 31, 2020 (2)	$141,033	$32,738	$41,413	$32,267	$28,499	$101,338	$224,276	$69,248	$98,739	$769,551
Liabilities
Deposits (3)	$29,851	$37,172	$35,218	$27,150	$23,102	$32,181	$47,244	$13,743	$330,902	$576,563
Obligations related to securities sold short	20,269	–	–	–	–	–	–	–	–	20,269
Cash collateral on securities lent	3,205	–	–	–	–	–	–	–	–	3,205
Obligations related to securities sold under repurchase agreements	47,141	14,725	1,285	407	2,217	345	–	–	–	66,120
Derivative instruments	3,271	4,834	4,342	3,168	1,574	2,951	6,182	7,799	–	34,121
Acceptances	9,864	1,171	20	–	16	–	–	–	–	11,071
Other liabilities	24	51	78	73	73	305	609	471	21,512	23,196
Subordinated indebtedness	–	–	–	–	–	–	–	5,653	–	5,653
Equity	–	–	–	–	–	–	–	–	42,680	42,680
	$113,625	$57,953	$40,943	$30,798	$26,982	$35,782	$54,035	$27,666	$395,094	$782,878
October 31, 2020	$98,552	$40,528	$58,834	$43,919	$26,555	$33,273	$58,938	$26,416	$382,536	$769,551
(1)	Cash includes interest-bearing demand deposits with Bank of Canada.
(2)	Restated from amounts previously presented.
(3)
Comprises $207.0 billion (October 31, 2020: $202.2 billion) of personal deposits; $352.5 billion (October 31, 2020: $351.6 billion) of business and government deposits and secured borrowings; and $17.1 billion (October 31, 2020: $17.0 billion) of bank deposits.

The changes in the contractual maturity profile were primarily due to the natural migration of maturities and also reflect the impact of our regular business activities.

Credit-related commitments
The following table provides the contractual maturity of notional amounts of credit-related commitments. Since a significant portion of commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of future liquidity requirements.

$ millions, as at April 30, 2021	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity (1)	Total
Unutilized credit commitments	$1,182	$11,857	$3,578	$6,001	$5,125	$24,173	$45,924	$3,325	$181,930	$283,095
Securities lending (2)	40,200	3,919	4,977	–	–	–	–	–	–	49,096
Standby and performance letters of credit	2,782	2,606	2,500	3,030	2,578	575	667	66	–	14,804
Backstop liquidity facilities	369	136	672	10,071	241	181	36	–	–	11,706
Documentary and commercial letters of credit	46	83	34	14	3	5	9	–	–	194
Other	1,160	–	–	–	–	–	–	–	–	1,160
	$45,739	$18,601	$11,761	$19,116	$7,947	$24,934	$46,636	$3,391	$181,930	$360,055
October 31, 2020	$39,474	$24,451	$11,188	$8,798	$6,427	$20,638	$51,245	$1,714	$173,157	$337,092
(1)	Includes $136.7 billion (October 31, 2020: $131.3 billion) of personal, home equity and credit card lines, which are unconditionally cancellable at our discretion.
(2)	Excludes securities lending of $3.2 billion (October 31, 2020: $1.8 billion) for cash because it is reported on the interim consolidated balance sheet.

Other contractual obligations
The following table provides the contractual maturities of other contractual obligations affecting our funding needs:

$ millions, as at April 30, 2021	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	Total
Purchase obligations (1)	$90	$251	$181	$156	$118	$428	$423	$318	$1,965
Future lease commitments	–	1	7	10	11	52	92	1,316	1,489
Investment commitments	–	2	2	1	–	–	5	265	275
Underwriting commitments	210	–	–	–	–	–	–	–	210
Pension contributions (2)	135	–	–	–	–	–	–	–	135
	$435	$254	$190	$167	$129	$480	$520	$1,899	$4,074
October 31, 2020	$211	$243	$231	$239	$204	$488	$795	$1,625	$4,036
(1)
Obligations that are legally binding agreements whereby we agree to purchase products or services with specific minimum or baseline quantities defined at fixed, minimum or variable prices over a specified period of time are defined as purchase obligations. Purchase obligations are included through to the termination date specified in the respective agreements, even if the contract is renewable. Many of the purchase agreements for goods and services include clauses that would allow us to cancel the agreement prior to expiration of the contract within a specific notice period. However, the amount above includes our obligations without regard to such termination clauses (unless actual notice of our intention to terminate the agreement has been communicated to the counterparty). The table excludes purchases of debt and equity instruments that settle within standard market time frames.

(2)
Includes estimated minimum funding contributions for our funded defined benefit pension plans in Canada, the U.S., the U.K., and the Caribbean. Estimated minimum funding contributions are included only for the next annual period ending October 31, 2021 as the minimum contributions are affected by various factors, such as market performance and regulatory requirements, and therefore are subject to significant variability.